Other assets	12 Months Ended
Dec. 31, 2024
Other assets [abstract]
Other assets
11 Other assets

Other assets by type
in EUR million	2024	2023
Net defined benefit assets	568	554
Investment properties	19	14
Property development and obtained from foreclosures	18	32
Prepayments	413	438
Accrued assets	499	523
Amounts to be settled	3,550	3,869
Other	1,879	1,687
	6,945	7,117
Disclosures in respect of Net defined benefit assets are provided in Note 32 'Pensions and other post-employment benefits'.
Amounts to be settled include primarily transactions not settled at the balance sheet date. The nature of these transactions is short term and they are expected to settle shortly after the closing date of the balance sheet. Other relates to various receivables in the normal course of business, including short-term receivables from mortgages issued to notary accounts pending transfer to customers and other amounts receivable from customers.